Exhibit 10.20

FOURTH AMENDMENT, WAIVER AND CONSENT

This Fourth Amendment, Waiver and Consent (“Fourth Consent”) is made and entered into as of May ___, 2016, by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreements and Transaction Documents (as defined below). Capitalized terms defined herein shall be incorporated in the Transaction Documents, as appropriate.

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“Securities Purchase Agreements”) and other Transaction Documents (collectively, “Transaction Documents”) dated as of December 23, 2014, May 8, 2015, June 11, 2015, November 6, 2015, and April 20, 2016; and

WHEREAS, the Transaction Documents were previously amended and certain consents and waivers were granted pursuant to a certain Amendment, Waiver and Consent entered into as of May 8, 2015 and as further amended on November 6, 2015 pursuant to a Second Amendment, Waiver and Consent and as further amended on April 20, 2016 pursuant to a Third Amendment, Waiver and Consent; and

WHEREAS, the Company issued to the Purchasers Secured Convertible Notes (“Notes”) and Warrants (the “Warrants”); and

WHEREAS, the Company wishes to amend the definition of Qualified Offering as it appears in the Securities Purchase Agreements and Transaction Documents; and

WHEREAS, the Company and Purchasers agree to the following amendments, waivers, and consents, which amendments, waivers and consents shall be effective, the approval of a Majority in Interest which shall be binding on all Purchasers (“Effective Date”).

NOW, THEREFORE, the Company and Purchasers hereby agree as follows:

1.          The definition of “Qualified Offering” in Section 1.1 of the Securities Purchase Agreements is deleted and replaced with the following:

““Qualified Offering” means the occurrence of an offering of the Company’s Common Stock which closes in one or more closings in connection with which the Company receives not less than $5,000,000 of gross cash proceeds from the sale of Common Stock on or before November 15, 2016.”

2.          The undersigned represents to the Company that it is the holder of the Notes and Warrants in the amounts set forth on Schedule A hereto, it has not sold, transferred or otherwise assigned any of the Notes and Warrants and it has the authority to enter into and deliver this Consent.

3.          The Company represents that Schedule A hereto identifies all of the holders and sets forth the amounts as of the date herein of all of the securities issued or issuable pursuant to the Securities Purchase Agreements and that the Transaction Documents have not been previously amended nor any waiver of any term thereof granted by any party thereto other than as set forth in the Amendment Waiver and Consent, the Second Amendment, Waiver and Consent, the Third Amendment, Waiver and Consent and this Fourth Consent.

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4.          This Fourth Consent may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Fourth Consent may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Fourth Consent shall be enforceable.

5.          This Fourth Consent shall be included in the definition of Transaction Documents as such term is defined in the Securities Purchase Agreements.

6.          Sections 5.4, 5.5, 5.12 and 5.21 of the Securities Purchase Agreements are incorporated herein by reference.

7.          Except as expressly set forth herein, this Fourth Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Purchaser, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Purchaser reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Purchaser may be parties to, at law or otherwise. This Fourth Consent shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be a party to.

(Signatures to follow)

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IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Fourth Consent to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
the “Company”

By:

“PRIOR PURCHASER”

Name of Prior Purchaser: ____________________________________________________________________________

Signature of Authorized Signatory of Prior Purchaser: ______________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: ________________________________________________________________________

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